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                                                                   EXHIBIT 10.24

                                GLOBAL AMENDMENT
                                       TO
                               SPIN-OFF AGREEMENTS

     GLOBAL AMENDMENT TO SPIN-OFF AGREEMENTS (this "Amendment"), dated as of October 17, 2002, by and between Plains Resources Inc., a Delaware corporation ("PLX"), Plains Exploration & Production Company, a Delaware corporation (fka Plains Exploration & Production Company, L.P., a California limited partnership) ("PXP", and along with PLX, the "Parties"), and Calumet Florida, L.L.C., a Delaware limited liability company ("Calumet"), with respect to the Technical Services Agreement (as defined below). Undefined capitalized terms herein are defined in the Separation Agreement (as defined below).

                                    RECITALS

     WHEREAS, PLX and PXP entered into the following agreements (the "Spin-off Agreements") in contemplation of the Distribution:

     o Master Separation Agreement, dated as of July 3, 2002, by and between PLX and PXP;

     o Employee Matters Agreement, dated as of July 3, 2002, by and between PLX and PXP, as amended by Amendment No. 1 thereto (the "Employee Matters Agreement");

     o Amended and Restated Tax Allocation Agreement, dated as of October 2, 2002, by and between PLX and PXP;

     o Intellectual Property Agreement, dated as of July 3, 2002, by and between PLX and PXP;

     o Plains Exploration & Production Company, L.P. Transition Services Agreement, dated as of July 3, 2002, by and between PLX and PXP;

     o Plains Resources Inc. Transaction Services Agreement dated as of July 3, 2002, by and between PLX and PXP; and

     o Technical Services Agreement, dated as of July 3, 2002, by and between PLX, PXP and Calumet (the "Technical Services Agreement");

     WHEREAS, in connection with the IPO, PLX and PXP desire to have the Spinco Common Stock quoted on the Nasdaq National Market (the "Nasdaq") rather than the NYSE;

     WHEREAS, PLX and PXP and Calumet with respect to the Technical Services Agreement desire to amend the Spin-off Agreements to change all references from the NYSE to the Nasdaq.

     NOW THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the Parties hereto agree as follows:



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                                    AGREEMENT

     1. NYSE References. Except for the Employee Matters Agreement, each of the Spin-off Agreements are hereby amended by (a) deleting all references to "NYSE" therein and replacing them with "Nasdaq" and (b) deleting all references to "New York Stock Exchange" therein and replacing them with "Nasdaq National Market", to the extent such Spin-off Agreements contain such references.

     2. Employee Matters Agreement. The Employee Matters Agreement is hereby amended by deleting the definition of "Spinco Stock Value" therein in its entirety and replacing it with the following:

     ""Spinco Stock Value" means the closing price of a share of Spinco common stock on the Distribution Date as reported on the Nasdaq National Market."

     3. Effect on the Spin-off Agreements. Except as specifically amended or waived by this Amendment, all terms and conditions of the Spin-off Agreements shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.



                            [Signature Page Follows]


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     IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.

                               PLAINS RESOURCES INC.


                               /s/ Timothy T. Stephens
                               -----------------------------------
                               Timothy T. Stephens
                               Executive Vice President of Administration


                               PLAINS EXPLORATION & PRODUCTION COMPANY

                               /s/ Timothy T. Stephens
                               -----------------------------------
                               Timothy T. Stephens
                               Executive Vice President of Administration


                               CALUMET FLORIDA, L.L.C.

                               By:  Plains Resources Inc., its sole member

                                    /s/ Timothy T. Stephens
                                    ------------------------------
                                    Timothy T. Stephens
                                    Executive Vice President of Administration

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